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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): APRIL 14, 2003


                          COMMISSION FILE NUMBER 1-584

                                 ---------------

                                FERRO CORPORATION
             (Exact name of registrant as specified in its charter)

                     AN OHIO CORPORATION, IRS NO. 34-0217820

                    1000 LAKESIDE AVENUE CLEVELAND, OH 44114
                    (Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                  216/641-8580



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ITEM 9.    REGULATION FD DISCLOSURE INFORMATION PROVIDED UNDER ITEM 12.

Information required by Item 12 is being provided under this Item 9 based on SEC interim filing guidance.

On April 14, 2003, Ferro Corporation issued a press release announcing its current forecast of financial results for the quarter ended March 31, 2003. A copy of this release is attached hereto as Exhibit 99.1. Ferro anticipates that income from continuing operations for the first quarter 2003 will be between $0.21 and $0.23 per share, including the pre-tax charges described in the release, compared with $0.12 per share for the first quarter 2002, which included similar pre-tax charges described in the release.

Ferro believes that the disclosure in the press release of income from continuing operations, excluding severance & integration costs, provides useful information to investors regarding Ferro's financial results in light of costs associated with Ferro's cost reduction and integration programs.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       /s/ J. William Heitman
                                       --------------------------------------
                                       Signature
                                       J. William Heitman

                                       Acting Chief Financial Officer
                                       --------------------------------------
                                       Title

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                                  Exhibit Index

Exhibit No             Description
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99.1                   Press Release of Ferro Corporation dated April 14, 2003.